SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X| Preliminary Proxy Statement       |_|     Confidential,  For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Shore Bancshares, Inc.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.

    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A

    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: N/A

    |_| Fee paid previously with preliminary materials:  N/A

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement no.:

    (3) Filing Party:

    (4) Date Filed:

                             SHORE BANCSHARES, INC.
                            109 North Commerce Street
                                  P.O. Box 400
                           Centreville, Maryland 21617
                                 (410) 758-1600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of SHORE BANCSHARES, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of Shore Bancshares, Inc. ("Bancshares") will be held at The Centreville National Bank of Maryland, 109 North Commerce Street, Centreville, Maryland. The meeting will convene at 6:15 p.m., eastern daylight time, with a social beginning at 5:30 p.m., eastern daylight time, on Tuesday, April 21, 1998, for the following purposes:

    1. To elect a Board of Directors to hold office for the ensuing year and until their successors are elected and qualify.

    2. To consider and approve Articles of Amendment and Restatement by approval of (A) an amendment to create a staggered Board of Directors; (B) an amendment concerning evaluation by the Board of Directors of factors for changes of control; and (C) other technical and clarifying amendments.

    3.       To consider and approve the 1998 Stock Option Plan.

    4.       To consider and approve the 1998 Employee Stock Purchase Plan.

    5. To ratify the appointment of Stegman & Company, P.A. as independent certified public accountants of Bancshares for the fiscal year ending December 31, 1998.

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 13, 1998, will be entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. Those who cannot attend are urged to promptly sign, date and mail the enclosed proxy in the envelope provided for that purpose. A majority of the outstanding shares of Bancshares common stock must be represented at the meeting, either in person or by proxy, in order to transact business, and to adopt Proposals 1, 3, 4 and 5. To adopt Proposal 2(A),
(B), and (C), two-thirds of the outstanding shares entitled to vote at the meeting is required. Whether you own a few or many shares, your proxy is important in fulfilling these requirements. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

By order of the Board of Directors


Mary Catherine Quimby
Secretary to the Board of Directors
March 24, 1998

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             SHORE BANCSHARES, INC.
                            109 North Commerce Street
                                  P.O. Box 400
                           Centreville, Maryland 21617
                                 (410) 758-1600




                                 PROXY STATEMENT
                                       FOR
                       1998 ANNUAL MEETING OF STOCKHOLDERS


This Proxy Statement is furnished in connection with the solicitation by Shore Bancshares, Inc. ("Bancshares") of proxies to be voted at the Annual Meeting of Stockholders to be held on April 21, 1998, at 6:15 p.m., eastern daylight time, with a social beginning at 5:30 p.m., eastern daylight time, at The Centreville National Bank of Maryland (the "Bank"), 109 North Commerce Street, Centreville, Maryland, and at any adjournment thereof. The expense of preparing, printing, and mailing the proxies and solicitation materials will be borne by Bancshares. In addition to solicitations by mail, Bancshares may solicit proxies in person or by telephone, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals at the expense of Bancshares. The approximate date on which this proxy statement and attached form of proxy will be mailed to stockholders is March 24, 1998.

Holders of record at the close of business on March 13, 1998 (the "Record Date") of outstanding shares of Bancshares common stock, par value $0.01 per share ("Common Stock" or "Shares") are entitled to notice of and to vote at the meeting. As of the Record Date, the number of shares of outstanding Common Stock entitled to vote is 1,007,424 Shares. Each share of Common Stock is entitled to one vote. There is no cumulative voting. Shares represented by any proxy properly executed and received pursuant to this solicitation will be voted in accordance with the directions of the stockholder; if no direction is given, the proxy will be voted for Proposals 1 through 5 and in the discretion of management as to any other matters that may properly come before the meeting.

The proxy may be revoked by a stockholder at any time prior to its use by execution of another proxy bearing a later date, by written notice to any of the persons named in the proxy, at Bancshares' address, or by oral or written statement at the meeting.

Holders of Common Stock will be asked (1) to elect a Board of Directors to hold office for the ensuing year and until their successors are elected and qualify;
(2) to consider and approve Articles of Amendment and Restatement by (A) an amendment to create a staggered Board of Directors; (B) an amendment concerning evaluation by the Board of Directors of factors for changes of control; and (C) other technical and clarifying amendments; and (3) to consider and approve the 1998 Stock Option Plan; (4) to consider and approve the 1998 Employee Stock Purchase Plan; and (5) to ratify the appointment of Stegman & Company, P.A. as independent certified public accountants of Bancshares for the fiscal year ending December 31, 1998.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table reflects the beneficial ownership of Common Stock by directors, executive officers and by shareholders known to management to own beneficially 5% or more Common Stock as of March 2, 1998, and includes all shares of Common Stock that may be acquired by such persons within 60 days of the Record Date. The address of each of the persons named below is the address of Bancshares.


----------------------------------------------------------------------------------------------------------------------------
                                                                   Number of                          Percent
                                                                   Shares                             of Class
                                                                   Beneficially                       Beneficially
Title of Class                  Name                               Owned                              Owned
----------------------------------------------------------------------------------------------------------------------------
Par Value $0.01                 Sydney G. Ashley                   55,402   (1)                         6.48
Common Stock                    J. Robert Barton                    6,616   (2)                          .66
                                Paul M. Bowman                      1,300   (3)                          .13
                                David C. Bryan                      3,104   (4)                          .31
                                Daniel T. Cannon                    1,655   (5)                          .16
                                B. Vance Carmean, Jr.               9,012   (6)                          .89
                                Mark M. Freestate                   2,552   (7)                          .25
                                Neil R. LeCompte                      268                                .03
                                Susanne K. Nuttle                     200                                .02
                                Jerry F. Pierson                    2,264   (8)                          .22
                                Wm. Maurice Sanger                  4,784   (9)                          .47
                                Walter E. Schmidt                   3,326   (10)                         .33

                                All Directors                      90,483                               8.98
                                                                   ======                               ====

                                All Directors and                  90,683                               9.00
                                                                   ======                               ====
                                Executive Officers as a
                                Group (13 Persons)

==============================================================================================================


(1) Includes 212 Shares held as Tenants by the Entireties by Sydney G. Ashley and Janie E. Ashley; a one-third interest in 1,324 Shares held in the name of The Ashley Trust; and 3,200 Shares held by Janie Eby Ashley as an individual.

(2)      Includes 6,516 Shares held by Louise L. Barton as an individual.

(3) Includes 60 Shares held by David A. Bowman as individual; 242 Shares held by Elaine M. Bowman as an individual; 60 Shares held by Erin Reynolds Bowman as an individual; 60 Shares held by Jeffrey P. Bowman as an individual; 300 Shares held by Paul M. Bowman, Trustee of the Harry Price Phillips Trust; 150 Shares held by Paul M. Bowman under an Individual Retirement Account arrangement; and 150 Shares held by Elaine M. Bowman under an Individual Retirement Account arrangement.

(4)      Includes 888 Shares held by Barbara C. Bryan as an individual.

(5) Includes 855 Shares held as Tenants by the Entireties by Daniel T. Cannon and Sandra F. Cannon.

(6)      Includes 4,500 Shares held by Kathleen H. Carmean as an individual.

(7) Includes 36 Shares held jointly by Mark M. Freestate and John Stuart Freestate; 36 Shares held jointly by Mark M. Freestate and William M. Freestate, II; and 200 Shares held by W. M. Freestate & Son, Inc.

(8) Includes 504 Shares held as Tenants by the Entireties by Jerry F. Pierson and Bonnie K. Pierson.

(9) Includes 1,380 Shares held as Tenants by the Entireties by Wm. Maurice Sanger and Ellen S. Sanger.

(10)     Includes 1,250 Shares held by Nancy R. Schmidt as an individual.

                       ELECTION OF DIRECTORS (Proposal 1)

It is proposed that the persons listed below be elected directors of Bancshares, to serve until the next Annual Meeting of Stockholders, and until their successors are elected and have qualified. The President of Bancshares, who also serves as President and CEO of the Bank, is among those proposed to be elected as a Director of Bancshares. The names of the nominees, their ages as of April 21, 1998, their principal occupations and business experience for the past five years, and certain other information are set forth below.



Name                                Age              Principal Occupation During Past Five Years

--------------------------------------------------------------------------------------------------------------------------


Sydney G. Ashley                      68             Mr. Ashley has served as a Bank Director continuously since 1966, and as a Bancshares Director since its formation in 1996.  He is also currently and has been during the past five years an associate of Ashley Brothers Real Estate Company, a real estate brokerage and development company; a general partner of Hunt-Ray Farms, a general partnership that operates a grain farm; president of GCF,
                                                     Inc., a company that owns and operates commercial rental property;
                                                     and Grove Creek Farms, Inc. a development corporation.

Robert Barton                         67             Mr. Barton has served as a Bank Director continuously since 1981, as a Bancshares Director since its formation in 1996, as a Senior
                                                     Vice President of the Bank from 1979 until July 1, 1992 and as
                                                     President and CEO from July 1, 1992 until June 30, 1995.

Paul M. Bowman                        50             Mr. Bowman has served as a Bank Director continuously since
                                                     1997.  He served as a Director of the Kent Savings & Loan
                                                     Association until Bancshares acquired the financial institution on
                                                     April 1, 1997.  He is an attorney in the Law Office of Paul M.
                                                     Bowman.

David C. Bryan                        63             Mr. Bryan has served as a Bank Director continuously since 1986, and as a Bancshares Director since its formation in 1996.  Since
                                                     February, 1998, Mr. Bryan is a member of Fountain, Bryan &
                                                     Ritter LLC.  From April, 1995 to February, 1998, he was a
                                                     member in the Law Offices of Henry and Price LLC.  Prior to
                                                     April, 1995, Mr. Bryan maintained his own legal practice.

Daniel T. Cannon                      48             Mr. Cannon has served as Bank Director continuously since 1986, and as a Bancshares Director since its formation in 1996.  Mr.
                                                     Cannon has served as President of Bancshares since its formation.
                                                     He was appointed Comptroller of the Bank in 1978, served as
                                                     Cashier and Comptroller of the Bank from 1980 until his
                                                     appointment as Executive Vice President July 1, 1992.  He served as Executive Vice President until July 1, 1995 when he was appointed President and CEO, his current position.

B. Vance Carmean, Jr.                 57             Mr. Carmean has served as a Bank Director continuously since
                                                     1992, and as a Bancshares Director since its formation in 1996.  He has been for the past five years president of Carmean Grain, Inc., a grain company. He previously served the same company in the capacity of vice president.

                                     Page 3







Mark M. Freestate                     45             Mr. Freestate has served as a Bank Director continuously since
                                                     1982, and as a Bancshares Director since its formation in 1996.  He is currently and has been for the past five years the president of
                                                     W.M. Freestate & Son, Inc., an insurance agency located in
                                                     Centreville, Maryland.

Neil R. LeCompte                      57             Mr. LeCompte has served as a Bank Director continuously since
                                                     1995, and as a Bancshares Director since its formation in 1996.  He is currently and has been for the past five years a certified public accountant in the accounting office of Neil R. LeCompte.

     Susanne K. Nuttle                65             Mrs. Nuttle has served as a Bank Director continuously since 1997.
                                                     She was President and Director of the Kent Savings & Loan
                                                     Association when the Bank acquired the financial institution on
                                                     April 1, 1997.  Mrs. Nuttle served as Vice President of the Bank from April 1, 1997 until she retired on December 31, 1997.

Jerry F. Pierson                      57             Mr. Pierson has served as a Bank Director continuously since 1980, and as a Bancshares Director since its formation in 1996.  He is currently and has been for the past five years the president of Jerry
                                                     F. Pierson, Inc., a plumbing and heating contracting company.

Wm. Maurice Sanger                    52             Mr. Sanger has served as a Bank Director continuously since 1992, and as a Bancshares Director since its formation in 1996.  He has been for the past five years president of F.W., Inc., T/A Western
                                                     Auto, a retail business.  He is also currently a sales agent for
                                                     Champion Realty, a real estate company.  Mr. Sanger is also president of Cloverbay Development Corporation, a real estate development and residential construction corporation.

Walter E. Schmidt                     68             Mr. Schmidt has served as a Bank Director continuously since
                                                     1987, and as a Bancshares Director since its formation in 1996.  He is currently vice president of Schmidt Ventures, Inc., a farming enterprise.  He previously served the same company in the capacity of president until he retired in September 1995.


Directors are elected by a plurality of the votes cast by the holders of Shares present in person or represented by proxy at the Annual Meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes do not affect the plurality vote.

The Board of Directors (the "Board") recommends a vote "FOR" election of directors.

The Bank, as Bancshares' subsidiary, has had in the past, and expects to have in the future, banking transactions in the ordinary course of business with directors and executive officers on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other unaffiliated persons and, in the opinion of management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features.

Bancshares has the following committees as of December 31, 1997, with the members listed and the number of meetings held last year indicated:

The Executive Committee, which met 1 time in 1997, consists of Walter E. Schmidt, as Chairman, Daniel T. Cannon, J. Robert Barton, B. Vance Carmean, Jr., Jerry F. Pierson, and Wm. Maurice Sanger. The Executive Committee acts on matters concerning facilities planning and maintenance of an efficient service delivery system by investigating and recommending possible expansion activities. The committee also nominates potential new directors and presents the nominations to the Bancshares Board.

The Audit Committee, which met 5 times in 1997, consists of Sydney G. Ashley, as Chairman, David C. Bryan, Mark M. Freestate, and Neil R. LeCompte. The Audit Committee reviews the audit policy and program, recommends changes to the Bancshares Board of Directors, and recommends the independent certified public accountant to the Bancshares Board for Stockholder approval. The committee meets with the internal and external auditors and reports to the Bancshares Board on the findings and oversees the internal control structure of the Bank. The Audit Committee is also charged with monitoring regulatory compliance and reporting to the Board with recommendations to maintain or improve the Bank's performance in that area.

The total number of meetings of Bancshares' Board, including regularly scheduled and special meetings, which were held during the last full fiscal year was 10.

The Bank has the following committees as of December 31, 1997, with the members listed and the number of meetings held last year indicated:

The Executive/Loan Committee, which met 11 times in 1997, consists of Walter E. Schmidt, as Chairman, Sydney G. Ashley, Paul M. Bowman, Daniel T. Cannon, and Jerry F. Pierson. The function of the Bank's Executive/Loan Committee is to direct and transact any business which may properly come before the Bank Board, except for such business that the Bank Board only, by law, is authorized to perform. This committee also reviews and approves loan requests in excess of lending officers' authorities, reviews charge-offs and additions to the allowance for loan losses, and reviews the loan policy and other policies pertinent to the loan function. The committee acts on matters concerning facilities planning and maintenance of an efficient service delivery system, and it reviews and recommends salaries, benefit plans, and the personnel policy to the Bank Board. The committee also reviews equipment needs and other personnel questions or problems.

The Investment/Asset Liability Committee (ALCO), which met 4 times in 1997, consists of Daniel T. Cannon, as Chairman, David C. Bryan, Mark M. Freestate, and Neil R. LeCompte. The function of the Bank's Investment/ALCO Committee is to monitor the Bank's exposure to interest rate risk; and review deposit and loan pricing. The committee reviews and recommends earnings' goals for the Bank's approval. The committee administers the Investment and Asset Liability Management policies and reviews and recommends policy changes to the Bank Board

The total number of meetings of the Bank Board, including regularly scheduled and special meetings, which were held during the last full fiscal year was 28.

No Director during the last full fiscal year attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors of the Bank and Bancshares (held during the period for which that person has been Director) and (2) the total number of meetings held by all committees of the Board of Directors on which that person served (during the period served). Outside Directors receive a fee of $50 for each meeting attended plus an annual retainer of $8,500. The Chairman of the Board receives an additional fee of $1,000 and each Committee Chairman receives an additional fee of $500. Directors receive no additional compensation for attendance at Bancshares Board meetings.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, Bancshares' executive officers and directors are required to file with the Securities and Exchange Commission reports of their ownership of Common Stock. Based solely on a review of copies of such reports furnished to Bancshares, or written representations that no reports were required, Bancshares believes that during the fiscal year ended December 31, 1997, its executive officers and directors complied with the Section 16(a) requirements.

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

Bancshares has no compensated employees, and consequently, no compensation committee. In lieu of a committee at the Bancshares level, the full Bank Board serves as the Compensation Committee. The Bank's Executive/Loan Committee begins the process by reviewing and recommending salaries, benefit plans, and the personnel policy for the annual review and approval by the entire Board. The fundamental philosophy of the Bank's compensation program is to offer competitive compensation opportunities for all executive officers which are based on both the individual's contribution and company's performance. The compensation paid is designed to attract, retain and reward executive officers who are capable of leading Bancshares in achieving its business objectives in an industry characterized by complexity, competitiveness and constant change. The compensation of the Bank's key executives is reviewed and approved annually by the Bank's Board of Directors, which acts as Bank's Compensation Committee.

In its consideration of whether to increase salaries from year to year, and the amounts of increases, the Board reviews the overall financial performance of the Bank during the past year and the expectations for the current year. Specifically, the Board looks to whether total return on assets is satisfactory and compares total assets and earnings levels with prior years. Special factors that are considered are whether loan delinquencies are consistent with expectations, and whether there have been any significant acquisitions or sales of assets or other extraordinary events. While no specific financial targets are set, the Board will generally recommend increases to executives, including the chief executive officer, if the Bank continues to experience anticipated levels of financial growth.

Salaries are also based on merit, which involves an evaluation by the Board of how ably an executive performed the duties entailed in his or her position. Employees generally are reviewed by management, while executive officers have their performance evaluated by the Board.

All or most executives, including the chief executive officer, receive approximately the same percentage increase in any given year. Similarly, so long as Bank is meeting its budget's expectations, each executive receives a bonus of a percentage of salary, with most executives receiving approximately the same percentage amount. In 1997, most bonuses were in the range of 4%.

The foregoing report has been approved by the Board of Directors.



                               EXECUTIVE OFFICERS

Daniel T. Cannon, 48, has served as President of Bancshares since its formation in 1996, and as President and CEO of the Bank since July, 1995. He served as Executive Vice President from July, 1992 until July, 1995, as Cashier and Comptroller of the Bank from 1980 until July, 1992, and as Comptroller of the Bank from 1978 until 1980.

Carol I. Brownawell, 32, has served as Treasurer of Bancshares since its formation in 1996, and as Executive Vice President and CFO of the Bank since July, 1996, Vice President of Finance from November, 1994 until July, 1996, Comptroller and Compliance Officer from July, 1993 until November, 1994, and Finance and Compliance Officer from March, 1993 until July, 1993.



                             EXECUTIVE COMPENSATION

The following table sets forth the annual compensation for Bancshares' President. No other executive officer of Bancshares or the Bank received annual cash compensation in excess of $100,000 in any of the three previous fiscal years.

                           SUMMARY COMPENSATION TABLE



                                                         ===========================================================================
                                                                         ANNUAL COMPENSATION                           OTHER
=========================================================---------------------------------------------------------------------------
                                                                                                                        All

                                                                                                                       Other

                               Principal                                                         Other             Compensation
                                                                                                Annual
           Name                 Position         Year          Salary          Bonus                                    (2)
                                                                                (1)           Compensation

------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Cannon             President        1995                $95,385     $5,000                   0                  $9,035

                             President        1996                100,383      5,000                   0                  10,245

                             President        1997                105,000      4,200                   0                   9,828
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) All employees, including each executive, receive a bonus of a percentage of salary, with most executives receiving approximately the same percentage amount. In 1997, most bonuses were in the range of 4%.

(2) "All Other Compensation" equals amounts contributed by the Bank pursuant to a 401(k) Profit Sharing Plan and Trust that covers substantially all employees. Each year, the Bank contributes a matching contribution equal to 50% of the participant's deferral, up to 6% of the employee's salary, and a discretionary amount determined each year by the Board of Directors. For 1997, the discretionary amount was established at 6% of compensation. In 1997, the Bank made matching contributions to the plan on behalf of Mr. Cannon of $3,276.

Under a non-qualified deferred compensation plan, the Bank permits directors to defer part of their compensation and fees by investing the deferred income in insurance policies on the director's life, with the Bank as owner and beneficiary. The death benefit of such policies will be used by the Bank to fund the payments to the directors. If the director lives to age 65, the retirement age defined in the plan, the Bank will begin to pay him or her an amount which will be calculated at that time in 15 annual payments, based upon the value of the life insurance policy and existing market conditions. If the director lives to age 65, but dies before receiving all of the 15 annual payments, the remaining annual payments will be paid to the Director's beneficiary. If a director retires prior to or after age 65, the annual payments will be discounted or increased, as the case may be, based on the value of the life insurance policy. Finally, if the director dies prior to age 65, the annual payments will be calculated based on the value of the life insurance policy death benefit and paid in 15 annual payments to the director's beneficiary. No director deferred any compensation under a non-qualified deferred compensation plan for the year ended December 31, 1997.

=====================================================================================================================


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The full Bank Board of Directors serves as the Bank's Compensation Committee. Daniel T. Cannon, a member of the Bancshares Board since its formation in 1996, and of the Bank Board of Directors since 1986, also serves as President of Bancshares and as President and CEO of the Bank. While Mr. Cannon specifically excluded himself from any Board discussion concerning his compensation, he did participate in Board discussions concerning other key executives' compensation.

                                PERFORMANCE GRAPH

The performance graph shown below compares the cumulative total return to Bancshares' stockholders over the most recent 5-year period with both the NASDAQ Combined Composite Index (reflecting overall stock market performance) and the NASDAQ Combined Bank Index (reflecting changes in banking industry stocks). Returns are shown on a total return basis, assuming the reinvestment of dividends based on a $100 investment beginning December 31, 1992. The NASDAQ Combined Bank Index reflects performance on a straight appreciation basis, as annual dividend data was not yet available for this index.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                             SHORE BANCSHARES, INC.,
                        NASDAQ COMBINED COMPOSITE INDEX &
                           NASDAQ COMBINED BANK INDEX




                                    --------------------------------------------------------------------------------
                                         1992         1993         1994         1995         1996         1997
--------------------------------------------------------------------------------------------------------------------
Shore Bancshares, Inc.                   $ 100.00      $96.23*      $105.93*     $113.20*     $173.09*     $262.07*
--------------------------------------------------------------------------------------------------------------------
NASDAQ Comb. Composite                   $ 100.00     $ 114.75      $ 111.08     $ 155.42     $ 190.71     $ 231.97
--------------------------------------------------------------------------------------------------------------------
NASDAQ Comb. Bank                        $ 100.00     $ 129.36      $ 130.79     $ 189.41     $ 238.95     $ 390.89
--------------------------------------------------------------------------------------------------------------------
*Restated for 100% Stock Dividend in 1994 and for 2 for 1 conversion to Shore Bancshares, Inc. in 1996

                ADOPTION OF CHANGES TO ARTICLES OF INCORPORATION

The Board of Directors by unanimous vote proposes that the present Articles of Incorporation of Bancshares be amended and restated by the adoption of Articles of Amendment and Restatement (the "Restated Articles"). The following summary describes the reason for, and the general effect of, the amendments. The Restated Articles makes two substantive changes by amending completely Article Fourth of the current Articles of Incorporation (now Article FIFTH), and by creating a new Article SEVENTH. The Restated Articles makes other minor revisions which the Board of Directors does not consider to be substantive. While the following discussion summarizes certain provisions of Bancshares'
Restated Articles, this summary does not purport to be a complete description of, and is qualified in its entirety by reference to, the Restated Articles which is attached to this Proxy Statement as Appendix A.

Approval of the three proposals will have the effect of approving the Restated Articles. The affirmative vote of two-thirds of all votes entitled to be cast is required for approval of the Restated Articles. Consequently, the withholding of votes, abstentions and broker non-votes will be the equivalents of votes against the Restated Articles. The Restated Articles will become effective upon filing the Restated Articles with the Maryland State Department of Assessments and Taxation, which would be accomplished as soon as practical. If all three proposals are not all approved, the Board of Directors will review the results of the stockholders' votes and determine whether to make effective only the proposal or proposals that were approved by filing Articles of Amendment rather than the Restated Articles.

         APPROVAL OF AMENDMENT TO CREATE A STAGGERED BOARD OF DIRECTORS
                                 (Proposal 2(A))

Amended Article FIFTH, as proposed, provides that the Bancshares Board will be divided into three classes, with directors in each class elected for three-year staggered terms. Therefore, a majority of Bancshares Board may be replaced after two annual elections. Directors who were appointed by the Bancshares Board to fill a vacancy will serve for the unexpired portion of the term of the director whose place was made vacant, until the election of his successor or until he is removed prior thereto by an affirmative vote of the holders of a majority of the stock. The current Articles of Incorporation provide for one-year terms for directors.

Although the Board of Directors has in the past retained a high percentage of its directors, the Bancshares Board and management believe that it is desirable to ensure continuity and stability of Bancshares' leadership and policies, thereby enabling it to carry out its long-range plans for its benefit and that of its shareholders, and that a staggered Board of Directors will assist in achieving such continuity and stability. Such a staggered Board of Directors would moderate the pace of any change in control of Bancshares since a person or entity acquiring a majority stock interest in Bancshares would have to wait at least two consecutive annual meetings, covering a period of two years, to elect a majority of Bancshares Board. The inability to change the composition of the Board immediately even if such change and composition were determined by the shareholders to be beneficial to them may tend to discourage a tender offer or takeover bid for Common Stock of Bancshares.

Amended Article FIFTH, as proposed, also provides that the size of the aggregate number of Directors in all classes shall not exceed 25, with the exact number of directors to be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of Directors of Bancshares. The current Articles of Incorporation provide that the Bylaws may fix the number of directors, without any maximum limits to the number. The overall effect of this change may be to prevent a person or entity from immediately acquiring control of Bancshares through an increase in the number of Bancshares' directors and election of his or its nominees to fill the newly-created vacancies.

Maryland law provides that, unless the Articles of Incorporation states otherwise, if the directors have been divided into classes, a director may not be removed without cause. Removal for cause is defined as a final unappealable conviction of a felony, unsound mind, adjudication of bankruptcy, or action that causes material injury to Bancshares. Shareholders may only attempt to remove a director for cause after service of specific charges, adequate notice and full opportunity to refute the charges. The current Articles of Incorporation provide that directors may be removed by a majority vote of shareholders, with or without cause. Under certain circumstances, the effect of this change may be to impede the removal of a director or directors of Bancshares, thus precluding a person or entity from immediately acquiring control of the Bancshares Board through the removal of existing directors and the election of his or its nominees to fill the newly-created vacancies. Upon approval of the staggered Board of Directors, the change will be made by implication of Maryland law.

Article FIFTH also provides that it may not be amended or modified unless authorized by the Bancshares Board and approved by 80% of the shareholders entitled to vote. This requirement would alter, for purposes of Article FIFTH only, the rights of shareholders to amend the Restated Articles by a two-thirds vote of outstanding shares. This increase in voting percentage is necessary to ensure that a shareholder with the power to vote two-thirds of the stock will not have the power to eliminate the entire staggered Board of Directors by amendment of the Restated Articles.

          APPROVAL OF AMENDMENT CONCERNING BOARD EVALUATION OF FACTORS
                     FOR CHANGES OF CONTROL (Proposal 2(B))

New Article SEVENTH, as proposed, of the Restated Articles provides that the Board of Directors will consider all factors it deems relevant in evaluating any proposed offer for Bancshares or any of its shares, any proposed merger or consolidation of Bancshares or subsidiary of Bancshares with or into another entity, any proposal to purchase or otherwise acquire all or substantially all of the assets of Bancshares or any subsidiary of Bancshares, and any other business combination. The directors are required to evaluate whether the proposal is in the best interests of Bancshares and its subsidiaries by considering the best interests of the shareholders and other factors the directors determine to be relevant, including the social, legal and economic effects on employees, customers, depositors and communities served by Bancshares and its subsidiaries. The directors must evaluate the consideration being offered to the shareholders in relation to the then current market value of Bancshares and its subsidiaries, the then current market value of the stock of Bancshares or any subsidiary in a freely negotiated transaction, and the directors' judgment as to the future value of the stock of Bancshares as an independent entity.

The Board believes that consideration of the delineated factors is appropriate and consistent with the standard of conduct for directors established by Maryland corporate law. If approached by a potential acquiror, the Board can exercise its business judgment objectively based on the list of factors without threat of litigation. The proposal is not intended to lessen shareholder rights or to subjugate shareholder interest to the interests of others but is proposed to establish guidelines for the Board to preserve shareholder value and interests. The proposal, however, could have the effect of discouraging a hostile acquisition, and thus, may require a potential acquiror to approach the Board with any potential offer.

        APPROVAL OF OTHER PROVISIONS IN RESTATED ARTICLES (Proposal 2(C))

The Board of Directors believe that the changes made by Proposals 2(A) and 2(B) would be made most efficiently and effectively by completely restating the current Articles of Incorporation to read as provided in the Restated Articles attached as Appendix A. The significant substantive changes made by the Restated Articles are described in Proposals 2(A) and 2(B). To ensure that the requisite shareholder approval is obtained for all changes made in the Restated Articles and not just those reflected in Proposals 2(A) and 2(B), the stockholders are requested to approve Proposal 2(C). The changes include proposed amendments which are merely technical in nature, and include renumbering of the Articles, technical clarifications of existing language, and other changes to comply with Maryland corporate law. The proposed amendments will promote clarity and understanding to Bancshares' Articles of Incorporation.

The  Board  recommends  that  stockholders  vote FOR  approval  of the  Restated
Articles by approval of (A) an amendment to create a staggered Board of Directors; (B) an amendment concerning Board of Directors evaluation of factors for changes in control; and (C) other technical and clarifying amendments.


                 APPROVAL OF 1998 STOCK OPTION PLAN (Proposal 3)

The Bancshares Board adopted the 1998 Stock Option Plan (the "Option Plan") contingent upon approval by the shareholders within 12 months of the date of adoption. Unless extended or earlier terminated by the Board, the Plan will continue in effect until, and will terminate on, April 21, 2008. The purpose of the Option Plan is to provide incentives for the directors, executive officers and key employees of Bancshares, the Bank, and their subsidiaries and to provide an additional means of attracting and retaining competent personnel. This Proposal 3 must be approved by an affirmative vote of a majority of the votes cast by the holders of Shares present in person or represented by proxy at the Annual Meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes do not affect the majority vote.

Administration of the Option Plan

The Option Plan will be administered by the Bancshares Executive Committee. No member of the Executive Committee may vote upon or decide any matter relating to himself or herself or to members of his or her immediate family. The Board is authorized to determine and designate from time to time those directors, executive officers, and key employees to whom options are to be granted. The granting of an option to a director or employee takes place only when a written and executed option agreement containing the terms and conditions of the option is delivered to the director or employee. Unless an earlier expiration is specified by the Board in the option agreement, each option granted under the Option Plan will expire generally on the 10th anniversary of the date the option was granted.

In the event of termination of an optionee of employment or relationship for cause, all unexercised options of the optionee immediately terminate. In the event of termination of employment or relationship of an optionee other than for cause, all unexercised options will terminate, provided that the optionee, within 3 months after the termination of employment or relationship, may exercise the option to purchase that number of shares that were purchasable by the optionee at the time of his or her termination. In the event of the death of an optionee or termination of employment or relationship due to permanent or total disability, the option may be exercised by the personal representative, administrator, or bequestee, or by the disabled optionee, as the case may be, within 1 year after the death or termination of employment or relationship, to purchase that number of shares that were purchasable by the optionee at the time of his or her death or disability.

The Option Plan provides for the reservation of 80,000 shares of Common Stock of Bancshares for issuance upon the exercise of options granted under the Option Plan. This amount represents, in newly issued shares, approximately 4% of the total number of issued and outstanding shares of the Company. Unless otherwise authorized by the Bancshares Board, options to purchase no more than 16,000 shares may be granted under the Option Plan in any calendar year. The number of shares reserved for the grant of options and the number of shares which are subject to outstanding options under the Option Plan are subject to adjustment in the event of any stock split, stock dividend or other relevant changes in the capitalization of Bancshares.

Terms of Options

The exercise price for shares being purchased upon the exercise of options may be paid (i) in cash or by check; (ii) with shares of Bancshares, to the extent the fair market value of such shares on the date of exercise equals the exercise price of the shares being purchased, (iii) by surrender to Bancshares of options to purchase shares, to the extent of the difference between the exercise price of such options and the fair market value of the shares subject to such options on the date of such surrender, or (iv) a combination of (i), (ii) or (iii) above. Bancshares has the right, and the optionee may require Bancshares, to withhold and deduct from the number of shares deliverable upon the exercise of any options under the Option Plan a number of shares having an aggregate fair market value equal to the amount of any taxes and other charges that Bancshares is obligated to withhold or deduct from amounts payable to the optionee.

No option may be transferred by an optionee other than by will and the laws of descent and distribution. Options are exercisable only by the optionee during his or her lifetime and only as described in the Option Plan. Options may not be assigned, pledged or hypothecated, and are not subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of the Option Plan, or upon the levy of any attachment or similar process upon such option or such rights, the option immediately becomes null and void.

Exercise Periods

Generally, 20% of the shares subject to the option will become exercisable on each anniversary date of the grant of the option, so that the option shall become fully exercisable on the fifth anniversary of the date the option was granted. However, upon the occurrence of certain "Extraordinary Events," all options granted under the Option Plan will become fully exercisable for the full number of shares subject to any such option. An "Extraordinary Event" is defined as the commencement of a tender offer (other than by Bancshares) for any shares of Bancshares, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of Bancshares, or a merger, consolidation or share exchange pursuant to which the shares of Bancshares are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of Bancshares. If an optionee fails to exercise his or her option upon an Extraordinary Event, or if there is a capital reorganization or reclassification of the shares, Bancshares must take action as may be necessary to enable each optionee to receive upon any subsequent exercise of his or her options, in lieu of shares, securities or other assets as were issuable or payable upon the Extraordinary Event in respect of, or in exchange for, such shares.

Tax Consequences

Options granted under the Option Plan may be either incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (qualified options), or nonqualified options. The price at which shares may be purchased upon exercise of an option will be equal to the fair market value of the shares on the date the option is granted. An employee realizes no income upon the grant of an incentive stock option. An employee who holds his or her shares for two years after the grant of the option and for one year after he or she receives the shares upon its exercise generally will not incur any federal income tax liability upon receipt of the shares pursuant to the exercise. However, the spread between the exercise price and the fair market value of the shares at the time of exercise will be included in alternative minimum taxable income for the year of exercise. After satisfying such holding periods, upon a disposition of the shares at a price greater than the option exercise price, the employee will realize taxable long-term capital gain. Bancshares will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of a qualified option; however, if the employee does not comply with the holding periods, he or she will realize ordinary income in the year of sale equal to the difference between the exercise price and the value of the underlying shares on the date of exercise (or the sale price if lower where the sale is to an unrelated party). Where the sale price is lower than the fair market value of the shares on the date of exercise and the sale is to an unrelated party, and the exercise and sale occur within the same taxable year, the amount included in alternative minimum taxable income will be the amount of the sale price. In such a case, Bancshares would be entitled to a deduction in an amount equal to the ordinary income realized by the employee.

Optionees will realize no income upon the grant of a nonqualified option. Generally, however, the holder of a nonqualified option will realize taxable ordinary income at the time of the exercise of his or her option in an amount equal to the excess of the fair market value of the shares acquired at the time of exercise over the exercise price of the option, and Bancshares will be entitled to a deduction for the amount included in the optionee's income. Upon the sale of the shares, the optionee will realize capital gain or capital loss. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the optionee holds the shares once they are acquired.

Current Benefits granted under the Option Plan

No options to purchase Bancshares Common Stock have been granted to directors, executive officers, or key employees under the Option Plan. The number of options that will be granted to an employee has not been determined, and is subject to the discretion of the Board and the requirements of the Option Plan.

The Board recommends that stockholders vote FOR approval of the Option Plan.


                APPROVAL OF 1998 STOCK PURCHASE PLAN (Proposal 4)

The Bancshares Board adopted the 1998 Stock Purchase Plan (the "Purchase Plan") contingent upon approval by the shareholders within 12 months of the date of adoption. Unless extended or earlier terminated by the Board, the Plan will continue in effect until, and will terminate on, April 21, 2008. The purpose of the Purchase Plan is to provide "eligible employees" of Bancshares, the Bank, and their subsidiaries the ability to acquire an interest in Bancshares, and to provide an additional means of attracting and retaining competent personnel. An employee generally is eligible to be granted options under the Purchase Plan if the employee, at year-end (i) has completed 6 months of employment, (ii) is customarily employed at least 20 hours per week, and (iii) is not a "Highly Compensated" employee, as that term is defined under federal tax laws. This Proposal 4 must be approved by an affirmative vote of a majority of the votes cast by the holders of Shares present in person or represented by proxy at the Annual Meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes do not affect the majority vote.

Administration of the Purchase Plan

The Purchase Plan will be administered by the Bancshares Executive Committee. No member of the Executive Committee may vote upon or decide any matter relating to himself or herself or to members of his or her immediate family. The granting of an option to an employee takes place only when a written and executed option agreement containing the terms and conditions of the option is delivered to the employee. Unless an earlier expiration applies, each option granted under the Purchase Plan will expire generally 27 months from the date the option was granted.

In the event of termination of an optionee of employment for cause, all unexercised options of the optionee immediately terminate. In the event of termination of employment of an optionee other than for cause, all unexercised options will terminate, provided that the optionee, within 3 months after the termination of employment, may exercise the option to purchase that number of shares that were purchasable by the optionee at the time of his or her termination. In the event of the death of an optionee or termination of employment due to permanent or total disability, the option may be exercised by the personal representative, administrator, or bequestee, or by the disabled optionee, as the case may be, within 3 months after the death or termination of employment, to purchase that number of shares that were purchasable by the optionee at the time of his or her death or disability.

The Purchase Plan provides for the reservation of 20,000 shares of Common Stock of Bancshares for issuance upon the exercise of options granted under the Purchase Plan. This amount represents, in newly issued shares, approximately 1% of the total number of issued and outstanding shares of the Company. Unless otherwise authorized by the Board, options to purchase no more than 4,000 shares may be granted under the Purchase Plan in any calendar year. The number of shares reserved for the grant of options and the number of shares which are subject to outstanding options under the Purchase Plan are subject to adjustment in the event of any stock split, stock dividend or other relevant changes in the capitalization of Bancshares.

Terms of Options

Shares may be purchased upon exercise of an option at a price equal to 85% of the fair market value of the Shares on the date the option was granted. The exercise price for Shares being purchased upon the exercise of options may be paid (i) in cash or by check; (ii) with shares of Bancshares, to the extent of their fair market value on the date of the exercise, (iii) by surrender to Bancshares of options to purchase shares, to the extent of the difference between the exercise price of such options and the fair market value of the shares subject to such options on the date of such surrender, or (iv) a combination of (i), (ii) or (iii) above. Bancshares has the right, and the optionee may require Bancshares, to withhold and deduct from the number of shares deliverable upon the exercise of any options under the Purchase Plan a number of shares having an aggregate fair market value equal to the amount of any taxes and other charges that Bancshares is obligated to withhold or deduct from amounts payable to the optionee.

No option may be transferred by an optionee other than by will and the laws of descent and distribution. Options are exercisable only by the optionee during his or her lifetime and only as described in the Purchase Plan. Options may not be assigned, pledged or hypothecated, and are not subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of the Purchase Plan, or upon the levy of any attachment or similar process upon such option or such rights, the option immediately becomes null and void.

Extraordinary Events

Upon the occurrence of certain "Extraordinary Events," all options granted under the Purchase Plan will become fully exercisable for the full number of shares subject to any such option. An "Extraordinary Event" is defined as the commencement of a tender offer (other than by Bancshares) for any shares of Bancshares, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of Bancshares, or a merger, consolidation or share exchange pursuant to which the shares of Bancshares are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of Bancshares. If an optionee fails to exercise his or her option upon an Extraordinary Event, or if there is a capital reorganization or reclassification of the shares, Bancshares must take action as may be necessary to enable each optionee to receive upon any subsequent exercise of his or her options, in lieu of shares, securities or other assets as were issuable or payable upon the Extraordinary Event in respect of, or in exchange for, such shares.

Tax Consequences

Options granted under the Purchase Plan will be qualified options within the meaning of the Internal Revenue Code of 1986, as amended. The price at which shares may be purchased upon exercise of an option will be equal to 85% of the fair market value of the shares on the date the option is granted. An employee realizes no income upon the grant of a qualified option. An employee who holds his or her shares for two years after the grant of the option and for one year after he or she receives the shares upon its exercise generally will not incur any federal income tax liability upon receipt of the shares pursuant to the exercise. However, the spread between the exercise price and the fair market value of the shares at the time of exercise will be included in alternative minimum taxable income for the year of exercise. After satisfying such holding periods, upon a disposition of the shares at a price greater than the option exercise price, the employee will realize taxable long-term capital gain. Bancshares will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of a qualified option; however, if the employee does not comply with the holding periods, he or she will realize ordinary income in the year of sale equal to the difference between the exercise price and the value of the underlying shares on the date of exercise (or the sale price if lower where the sale is to an unrelated party). Where the sale price is lower than the fair market value of the shares on the date of exercise and the sale is to an unrelated party, and the exercise and sale occur within the same taxable year, the amount included in alternative minimum taxable income will be the amount of the sale price. In such a case, Bancshares would be entitled to a deduction in an amount equal to the ordinary income realized by the employee. In the event of any disposition of shares which meets the holding period requirements, there shall be included as compensation (rather than capital gain) in gross income, for the taxable year in which falls the date of such disposition an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the amount paid for the shares under the option, or (ii) the excess of the fair market value of the shares at the time the option was granted over the option price.

Current Benefits granted under the Purchase Plan

No options to purchase Bancshares Common Stock have been granted to eligible employees under the Purchase Plan. The number of options that will be granted to an employee has not been determined, and is subject to the discretion of the Executive Committee and the requirements of the Purchase Plan.

The Board of Directors recommends a vote "FOR" approval of the Purchase Plan.


                SELECTION OF INDEPENDENT ACCOUNTANTS (Proposal 5)

The Board of Directors of Bancshares, upon recommendation of the Company's Audit Committee, proposes and recommends the election of Stegman & Company, P.A. as independent certified public accountants to make an examination of the accounts of Bancshares and the Bank for the year ending December 31, 1998.

Stegman and Company, P.A. has served as Bancshares' and the Bank's independent public auditor for 1997. Representatives of Stegman & Company, P.A., are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire. They will be available to respond to appropriate questions regarding Bancshares consolidated financial statements for 1997.

The Board of Directors recommends a vote "FOR" ratifying the selection of Stegman and Company, P.A. as Bancshares' independent public accountants for 1998.


                              FINANCIAL STATEMENTS

A copy of Bancshares' annual report containing audited financial statements for the year ended December 31, 1997, accompanies this Proxy Statement. A copy of Form 10-K, as filed with the Securities and Exchange Commission, may be obtained, without charge, upon written request to Pamela C. Satchell, Vice President, The Centreville National Bank, 109 N. Commerce Street, P.O. Box 400, Centreville, Maryland 21617.


                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Stockholders' proposals for the 1999 Annual Meeting must be received at Bancshares' principal executive offices not later than December 1, 1998.


                                 OTHER BUSINESS

As of the date of this proxy statement, management does not know of any other matters that will be brought before the meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with the best judgment of management.

By order of the Board of Directors



Mary Catherine Quimby, Secretary
March 24, 1998

F5241a.600 Y
2:3/13/98

                                   APPENDIX A
                             SHORE BANCSHARES, INC.
                      ARTICLES OF AMENDMENT AND RESTATEMENT



         Shore Bancshares, Inc., a Maryland corporation (hereinafter called the "Corporation"), having its principal office in Centreville, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         SECTION I. The Corporation desires to completely amend and restate its Charter by striking all paragraphs of the Articles of Incorporation and amendments thereto, and inserting in lieu thereof the following:

                  FIRST: The name of the corporation (hereinafter called the "Corporation") is: SHORE BANCSHARES, INC.

                  SECOND: The purposes for which the Corporation is formed are to engage in any lawful act or activities permitted by a corporation organized under the laws of the State of Maryland.

                  THIRD: The post office address of the principal office of the Corporation in this State is 109 North Commerce Street, P.O. Box 400, Centreville, Maryland 21617. The name and post office address of the resident agent of the Corporation in this State are Daniel T. Cannon, 109 North Commerce Street, P.O. Box 400, Centreville, Maryland 21617. Said resident agent is an individual and a citizen of this State who resides in this State.

                  FOURTH: The total number of shares of stock which the Corporation has authority to issue is Ten Million (10,000,000) shares of common stock, $.01 par value per share.

                  FIFTH: The number of Directors of the Corporation shall be not less than three (3) nor more than twenty-five (25). The number of Directors may be increased or decreased in accordance with the Bylaws of the Corporation. The Directors shall be divided into three classes with respect to the time for which they shall hold office. Directors of Class I shall hold office for one year or until the first annual meeting of stockholders following their election; Directors of Class II shall hold office for two years or until the second annual meeting of stockholders following their election; and Directors of Class III shall hold office for three years or until the third annual meeting of stockholders following their election; and in each case until their successors are elected and qualify. At each future annual meeting of stockholders, the successors to the Class of Directors whose term shall expire at that time shall be elected to hold office for a term of three years, so that the term of office of one Class of Directors shall expire in each year. The provisions of this Article Fifth may not be amended or modified unless such amendment or modification is authorized by the Board of Directors and approved by holders of 80% of the stock of the Corporation entitled to vote on the matter.

                  SIXTH: The following provisions are hereby adopted for the purposes of describing the rights and powers of the Corporation and of the Directors and stockholders:

                   (a) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of stock of any class, whether now or hereafter authorized, and securities convertible into shares of its stock of any class whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations and restrictions, if any, as may be set forth in the Bylaws of the Corporation.

                   (b) The Board of Directors of the Corporation may classify or reclassify any unissued shares by fixing or altering in any one or more respects, from time to time, before issuance of such shares, the preferences, rights, voting powers, restrictions and qualifications of, the dividends on, the times and prices of redemption of, and the conversion rights of, such shares.

                   (c) The Corporation reserves the right to amend its Charter so that such amendment may alter the contract rights, as expressly set forth in the Charter, of any outstanding stock, and any objecting stockholder whose rights may or shall be thereby substantially adversely affected shall not be entitled to demand and receive payment of the fair value of his stock.

                   The enumeration and definition of a particular power of the Board of Directors included in the foregoing is for descriptive purposes only and shall in no way limit or restrict the terms of any other clause of this or any other Article of these Articles of Incorporation, or in any manner exclude or limit any powers conferred upon the Board of Directors under the Maryland General Corporation Law ("MGCL") now or hereafter in force.

                  SEVENTH: The Directors of the Corporation shall consider all factors they deem relevant in evaluating any proposed offer for the Corporation or any of its stock, any proposed merger or consolidation of the Corporation or subsidiary of the Corporation with or into another entity, any proposal to purchase or otherwise acquire all or substantially all the assets of the Corporation or any subsidiary of the Corporation, and any other business combination (as such term is defined in the MGCL). The Directors shall evaluate whether the proposal is in the best interests of the Corporation and its subsidiaries by considering the best interests of the stockholders and other factors the Directors determine to be relevant, including the social, legal and economic effects on employees, customers, depositors, and communities served by the Corporation and any subsidiary of the Corporation. The Directors shall evaluate the consideration being offered to the stockholders in relation to the then current market value of the Corporation and its subsidiaries, the then current market value of the stock of the Corporation or any subsidiary in a freely negotiated transaction, and the Directors' judgment as to the future value of the stock of the Corporation as an independent entity.

                  EIGHTH: No Director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages except (i) to the extent that it is proved that such Director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such Director or officer is entered in a proceeding based on a finding in the proceeding that such Director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment.

         SECTION II. The provisions set forth in these Articles of Amendment and Restatement are all of the provisions of the Charter of the Corporation in effect upon acceptance of these Articles of Amendment and Restatement (the "Articles") for record by the State Department of Assessments and Taxation of Maryland, and upon such acceptance these Articles shall constitute the entire Charter of the Corporation and supersede all prior Charter papers.

         SECTION III. The foregoing complete Amendment and Restatement of the Charter of the Corporation includes amendments to the Charter duly advised by the Board of Directors and approved by the stockholders of the Corporation in the manner required for a Charter amendment under the Charter and By-laws of the Corporation and the laws of the State of Maryland.

         SECTION IV. (a) The Board of Directors of the Corporation at a meeting held on March 17, 1998 adopted a resolution in which was set forth the foregoing complete Amendment and Restatement of the Articles of Incorporation, declaring that said Amendment and Restatement were advisable, and directing that they be submitted to the stockholders of the Corporation for their consideration.

                   (b) The stockholders of the Corporation approved the complete Amendment and Restatement of the Articles of the Corporation as hereinabove set forth at a meeting of the stockholders held on April 21, 1998.

         IN WITNESS WHEREOF, Shore Bancshares, Inc. has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its behalf by its President and witnessed and attested by its Secretary on this ____ day of April, 1998, and they acknowledged the same to be the act of said Corporation, and that to the best of their knowledge, information and belief, all matters and facts stated herein are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:                                    SHORE BANCSHARES, INC.



______________________________             By:_________________________(SEAL)
Mary Catherine Quimby, Secretary                 Daniel T. Cannon, President

F872B.600 Y:2

                             SHORE BANCSHARES, INC.
                                      PROXY

The undersigned hereby appoints Royden N. Powell, Jr., and Robert C. Schleiger, or any of them, acting singly or jointly, as proxies, each with full power of substitution, to act and vote for the undersigned at the Annual Meeting of Stockholders to be held on April 21, 1998, or any adjournment thereof. This proxy when properly executed will be voted as directed below. If no direction is made, it will be voted FOR Proposals 1 through 5. This Proxy is Solicited on Behalf of the Board of Directors.

1.  ELECTION OF DIRECTORS
 |_|  FOR all nominees listed below except    |_| WITHHOLD AUTHORITY to vote for
as marked to the contrary below.              ALL nominees listed below.
                                              (Checking this box constitutes a
                                              vote AGAINST ALL nominees.)


Sydney G. Ashley, J. Robert Barton, Paul M. Bowman, David C. Bryan, Daniel T. Cannon, B. Vance Carmean, Jr., Mark M. Freestate, Neil R. LeCompte, Susanne K. Nuttle, Jerry F. Pierson, Wm. Maurice Sanger, Walter E. Schmidt.

(INSTRUCTIONS: to withhold authority to vote for an individual nominee, strike a line through the nominee's name in the list above.)

2.  APPROVAL OF ARTICLES OF AMENDMENT AND RESTATEMENT BY:

         (A)  AMENDMENT TO CREATE A STAGGERED BOARD OF DIRECTORS
                        |_| FOR          |_| AGAINST                |_| ABSTAIN

         (B) AMENDMENT CONCERNING EVALUATION BY BOARD OF DIRECTORS OF FACTORS FOR CHANGES OF CONTROL
                        |_| FOR          |_| AGAINST                |_| ABSTAIN

         (C)   OTHER TECHNICAL AND CLARIFYING AMENDMENTS
                        |_| FOR          |_| AGAINST                |_| ABSTAIN

3.  APPROVAL OF 1998 STOCK OPTION PLAN
                        |_| FOR          |_| AGAINST                |_| ABSTAIN

4.  APPROVAL OF 1998 EMPLOYEE STOCK PURCHASE PLAN
                        |_| FOR          |_| AGAINST                |_| ABSTAIN

5.  RATIFICATION OF APPOINTMENT OF STEGMAN & COMPANY, P.A.
                        |_| FOR          |_| AGAINST                |_| ABSTAIN

6. In their discretion, upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in entity name by the authorized person.
                   Dated:_______________________________, 1998

                           ----------------------------------
                           Signature

                           ----------------------------------
                           Signature (if held jointly)

                           ----------------------------------
                           Signature (if held jointly)

           PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                                   APPENDIX B
                             SHORE BANCSHARES, INC.
                             1998 STOCK OPTION PLAN

     1. Purpose. The purpose of this 1998 STOCK OPTION PLAN ("Plan") is to further the interests of SHORE BANCSHARES, INC., a Maryland corporation, and its subsidiaries (collectively referred to as the "Company") by providing incentives for directors, executive officers and key employees of the Company who may be designated for participation therein, and to provide additional means of attracting and retaining competent personnel.

     2. Administration. The Plan shall be administered by Company's Executive Committee (the "Committee") which shall consist at least four members of the Board of Directors (the "Board"). Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Committee shall vote upon or decide any matter relating to himself or a member of his immediate family or to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan.

     3. Limitation on Aggregate Shares; Adjustments. The Company has reserved 40,000 shares of common stock, par value $.01 per share (the "Shares"), for issuance upon the exercise of options granted under the Plan. Unless otherwise authorized by the Board, options to purchase no more than 8,000 shares may be granted under the Plan in any calendar year. If any option granted under the Plan shall terminate, be forfeited or expire unexercised, in whole or in part, the Shares so released from option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Committee. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

     4. Accelerated Exercise.

     (a) Anything in the Plan or in any Option Agreement or any option granted hereunder to the contrary notwithstanding, in the event of the commencement of a tender offer (other than by the Company) for any Shares of the Company, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company, or a merger, consolidation or share exchange pursuant to which the Shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Company (an "Extraordinary Event"), then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all options granted pursuant to the Plan shall immediately vest and become fully exercisable for the full number of Shares subject to any such option.

     (b) The accelerated exercise right pursuant to subsection (a) shall be effective on and at all times after the "Event Date" of the Extraordinary Event. The "Event Date" is the date of the commencement of a tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the day preceding the record date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

     (c) If in the case of an Extraordinary Event other than a tender offer, notice that is given by an optionee of the exercise of an option pursuant to this Section 4 prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of an option after the occurrence of an Extraordinary Event, the Company shall issue, on and as of the effective date of such exercise, all Shares with respect to which the option shall have been exercised.

     (d) If an optionee fails to exercise his or her option, in whole or in part, pursuant to this Section upon an Extraordinary Event, or if there shall be any capital reorganization or reclassification of the Shares, the Company shall take such action as may be necessary to enable each optionee to receive such options upon any subsequent exercise of his or her options, in whole or in part, in lieu of Shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such Shares.

     5. Participants; Grant of Options.

     (a) The Committee shall determine and designate from time to time those directors, executive officers and key employees of the Company to whom options are to be granted and who thereby become participants in the Plan. The Committee may grant to such directors, executive officers and key employees options to purchase Shares in such amounts as the Committee shall from time to time determine. Participation in the Plan shall not confer any right of continuation of service as an employee or director of the Company.

     (b) The granting of an option shall take place only when an appropriate written Option Agreement substantially in the form of Exhibit A or Exhibit B attached hereto is executed by the Company and the optionee and delivered to the optionee. All options under the Plan shall be evidenced by such written Option Agreement between the Company and the optionee. Such Option Agreement shall contain such further terms and conditions, not inconsistent with the Plan, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

     (c) An option granted under the Plan may be a non-qualified stock option or an "incentive stock option" ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and, if not otherwise specified, shall be deemed to be an Incentive Stock Option unless it does not meet the requirements of the Code.

     (d) An Incentive Stock Option shall not result in income upon the receipt of the shares subject to the option to the extent that (i) the aggregate fair market value (determined at the time the option is granted) of the Shares that may be purchased by the optionee during any calendar year (under the Plan and all other plans of the Company) does not exceed $100,000; and (ii) the optionee (other than the optionee's estate where the optionee is deceased) does not dispose of the Shares (A) two years from and after the date the option is granted, and (B) one year after the date the Shares are issued to the optionee. In the event of a disposition of Shares received upon exercise of an Incentive Stock Option where the disposition occurs within two years from the date the option is granted or one year from the receipt of the shares, the optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

     6. Option Price; Fair Market Value.

     (a) The price at which Shares may be purchased upon exercise of an Option shall be equal to the "Fair Market Value" (as hereinafter defined) on the date the option is granted; provided, however, that in the case of Incentive Stock Options, if at the time the option is granted the participant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Shareholder"), then the option price shall be not less than 110% of the Fair Market Value of the Shares on the date the option is granted.

     (b) The "Fair Market Value" per Share as of any particular date shall be the closing market price per Share on the trading day immediately preceding such date, as reported on the principal securities exchange or market on which the Shares are then listed or admitted to trading, or if not so reported, the average of the bid and asked prices on the trading date immediately preceding such date as reported by Nasdaq, or if not so reported, as determined by the Committee in good faith.

     7. Exercise Period. Except as otherwise specified by the Committee in the Option Agreement, each option granted under the Plan will expire on the tenth anniversary of the date the option was granted; provided, however, that an Incentive Stock Option granted to a 10% Shareholder shall in no event be exercisable after the expiration of five years from the date it is granted.

     8. Exercise of Options. Unless otherwise provided by the Committee and specified in the Option Agreement (and except as otherwise stated in Section 4 hereof), any option granted hereunder will become exercisable with respect to 20% of the Shares subject to such option on each anniversary date of the grant of the option, plus in each case the number of Shares that previously became eligible for purchase thereunder, so that the option shall become fully exercisable on the fifth anniversary of the date the option was granted.

     9. Limitation Upon Transfer of Options. No option shall be transferable by an optionee other than by will and the laws of descent and distribution. Options shall be exercisable only by the optionee during his or her lifetime and only in the manner set forth herein. Options may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of this provision, or upon the levy of any attachment or similar process upon such option or such rights, the option shall immediately lapse and become null and void.

     10. Termination and Forfeiture of Options. In the event of termination of an optionee of employment or other relationship for cause, all unexercised options of the optionee shall immediately terminate. In the event of the termination of employment or other relationship of an optionee for any other reason, except the death or disability of the optionee, all unexercised options of the optionee will terminate, be forfeited and will lapse, provided that the optionee, within three months after the optionee's termination of employment or other relationship with the Company, may exercise the option to purchase that number of Shares that were purchasable by the optionee at the time of his or her termination of employment or other relationship.

     11. Death or Disability of Optionee. In the event of the death of an optionee, or if an optionee's employment or relationship is terminated because of permanent and total disability, the option may be exercised by the personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the optionee, or by the disabled optionee, as the case may be, within one year after the death of the optionee or termination of his or her employment or relationship, as the case may be, to purchase that number of Shares that were purchasable by the optionee at the time of his or her death or disability.

     12. Leaves of Absences. The Committee shall determine such rules, regulations, and determinations as it deems appropriate with respect to leaves of absences taken by any optionee. Without limiting the generality of the foregoing, the Committee shall determine whether any such leave of absence shall constitute a termination of employment or relationship for purposes of the Plan.

     13. Method of Exercise. To exercise an option, the optionee (or his or her successor) shall give written notice to the Company's Secretary at the Company's principal place of business accompanied by full payment for the Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution; however, this statement will not be required in the event the Shares subject to the option are registered under the Securities Act of 1933, as amended. If the option is exercised by the successor of an optionee following his or her death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise such deceased optionee's option.

     14. Manner of Payment. An optionee may pay the exercise price for the Shares being purchased either (i) in cash or by check made payable to the order of the Company, (ii) with Shares of the Company, to the extent of their Fair Market Value on the date of exercise (iii) by surrender to the Company of options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the optionee may require the Company, to withhold and deduct from the number of Shares deliverable upon the exercise of any options hereunder a number of Shares having an aggregate Fair Market Value equal to the amount of any taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

     15. Share Certificates. Certificates representing Shares issued pursuant to the Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."

     The Company shall not be required to transfer or deliver any certificate or certificates for Shares purchased upon any exercise of an option: (i) until after compliance with all then applicable requirements of law; and (ii) prior to admission of such Shares to listing on any stock exchange on which the Company's outstanding Shares may then be listed. In no event shall the Company be required to issue fractional Shares to an optionee.

     16. Registration. If the Company shall be advised by its counsel that Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the Shares by the Company may be deferred until registration is effected or consent obtained.

     17. Issuance of Shares. No Shares will be issued until full payment for such Shares has been made. An optionee shall have no rights as a shareholder with respect to optioned Shares until the date the option shall have been properly exercised and all conditions to the exercise of the option and purchase of Shares shall have been complied with in all respects to the satisfaction of the Company. No adjustment shall be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such option is exercised, except as otherwise provided herein.

     18. Amendments and Termination. The Board may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the holder of any option granted hereunder, alter or impair such option.

     19. Period of Plan. The Plan has been adopted by the Board of the Company on March 3, 1998 subject to approval of the Plan by the stockholders of the Company within 12 months of the date the Plan was adopted. The stockholders of the Company approved the Plan on, and the effective date of the Plan is, April 21, 1998. No option shall be granted on or after the tenth anniversary of the date of adoption of the Plan by the Board of the Company.

f5215.600

                                                                      EXHIBIT A

                        INCENTIVE STOCK OPTION AGREEMENT
                                    under the
                             SHORE BANCSHARES, INC.
                             1998 STOCK OPTION PLAN

     THIS  AGREEMENT  is made this  ____________________,  ____,  by and between
Shore   Bancshares,   Inc.,  a  Maryland   corporation  (the   "Company"),   and
___________________________ (the "Optionee").

     WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.01 per share ("Shares"), pursuant to the terms and conditions of the Company's 1998 Stock Option Plan (the "Plan"), to provide an incentive for the Optionee and to promote the interests of the Company.

     NOW, THEREFORE, it is agreed as follows:

     1. Grant of Option. The Company hereby grants to the Optionee an option to purchase from the Company ________________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

     2. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

                                                                    Exercise
         Exercise Date                      No. of Shares       Price Per Share

First Anniversary of Grant Date             ___________            __________
Second Anniversary of Grant Date            ___________            __________
Third Anniversary of Grant Date             ___________            __________
Fourth Anniversary of Grant Date            ___________            __________
Fifth Anniversary of Grant Date             ___________            __________

in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Board. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

     3. Accelerated Exercise. In the event of an Extraordinary Event (as defined in the Plan) involving the Company, then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all Option Shares granted hereunder shall immediately vest and become fully exercisable for the full number of Shares subject to such option on and at all times after the "Event Date" (as defined in the Plan) of the Extraordinary Event, in accordance with the terms and conditions described in the Plan.

     4. Exercise Periods. In the event of termination of employment of the Optionee for cause, all unexercised options shall immediately lapse and be forfeited. In the event of the death or disability of the Optionee, or in the event of termination of his or her employment other than for cause, the Plan permits certain extended exercise periods.

     5. Method of Exercise. In order to exercise the Option Shares granted hereunder, the Optionee must give written notice to the Secretary of the Company at the Company's principal place of business, substantially in the form of
Exhibit 1 hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

     6. Manner of Payment. An Optionee may pay the exercise price for Option Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent of their Fair Market Value on the date of exercise, (iii) by surrender to the Company of Options to purchase Shares, to the extent of the difference between the exercise price of such Options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

     7. Limitation upon Transfer. This option may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. This option is exercisable only by the Optionee during his or her lifetime, and only in the manner set forth herein. Upon any attempt to transfer this option, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

     8. Incentive Stock Option. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     9. Disposition of Shares. In the event of a disposition of the Option Shares received hereunder where the disposition occurs within two years after the date hereof or one year after the receipt of the shares, the Optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

     10. Plan; Applicable Law. This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of laws.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                   SHORE BANCSHARES, INC.


______________________________            By:_____________________________(SEAL)


WITNESS:                                  OPTIONEE:


______________________________            ________________________________(SEAL)

f5215.600

                                                                      EXHIBIT 1


                                            Date:_____________________

Corporate Secretary
SHORE BANCSHARES, INC.

To the Secretary:

                  I hereby exercise my option to purchase ______________ shares of common stock, par value $.01 per share ("Shares"), of Shore Bancshares, Inc. (the "Company") in accordance with the terms set forth in the Incentive Stock Option Agreement under the Company's 1998 Stock Option Plan.

                  In full payment for such exercise, please find enclosed

                  |_|      check in the amount of $____________

                  |_|      Shares having a Fair Market Value of $__________

                  |_| Options having an exercise price of $__________, to purchase ______ Shares having a Fair Market Value of $_________, resulting in a "spread" of $___________.

I authorize the Company/|_| direct the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

                                            Very truly yours,


                                            -----------------------------------

                                            -----------------------------------
                                                         Print Name





f5215.600

                                                                      EXHIBIT B


                    AGREEMENT FOR NON-QUALIFIED STOCK OPTION
                                    under the
                             SHORE BANCSHARES, INC.
                             1998 STOCK OPTION PLAN

     THIS  AGREEMENT is made this  ____________________,  199__,  by and between
Shore   Bancshares,   Inc.,  a  Maryland   corporation  (the   "Company"),   and
___________________________ (the "Optionee").

     WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.01 per share ("Shares"), pursuant to the terms and conditions of the Company's 1998 Stock Option Plan (the "Plan"), to provide an incentive for the Optionee and to promote the interests of the Company.

     NOW, THEREFORE, it is agreed as follows:

     1. Grant of Option. The Company hereby grants to the Optionee an option to purchase from the Company ________________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

     2. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

                                                                 Exercise
         Exercise Date                   No. of Shares        Price Per Share

First Anniversary of Grant Date           ___________           __________
Second Anniversary of Grant Date          ___________           __________
Third Anniversary of Grant Date           ___________           __________
Fourth Anniversary of Grant Date          ___________           __________
Fifth Anniversary of Grant Date           ___________           __________

in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Board. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

     3. Accelerated Exercise. In the event of an Extraordinary Event (as defined in the Plan) involving the Company, then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all Option Shares granted hereunder shall immediately vest and become fully exercisable for the full number of Shares subject to any such option on and at all times after the "Event Date" (as defined in the Plan) of the Extraordinary Event, in accordance with the terms and conditions described in the Plan.

     4. Exercise Periods. In the event of termination of employment or other relationship of the Optionee for cause, all unexercised options shall immediately lapse and be forfeited. In the event of the death or disability of the Optionee, or in the event of termination of his or her employment or other relationship other than for cause, the Plan permits certain extended exercise periods.

     5. Method of Exercise. In order to exercise the Option Shares granted hereunder, the Optionee must give written notice to the Secretary of the Company at the Company's principal place of business, substantially in the form of
Exhibit 1 hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

     6. Manner of Payment. An Optionee may pay the exercise price for Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares on the date of exercise equals the exercise price for the Option Shares purchased, (iii) by surrender to the Company of options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

     7. Limitation upon Transfer. The Option Shares may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. This option is exercisable only by the Optionee during his or her lifetime, and only in the manner set forth herein. Upon any attempt to transfer any Option Share, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

     8. Plan; Applicable Law. This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of laws.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                  SHORE BANCSHARES, INC.


______________________________           By:_____________________________(SEAL)


WITNESS:                                 OPTIONEE:


______________________________           ________________________________(SEAL)

f5215.600

                                                                       EXHIBIT 1


                                            Date:_____________________

Corporate Secretary
SHORE BANCSHARES, INC.

To the Secretary:

                  I hereby exercise my option to purchase ______________ shares of common stock, par value $.01 per share ("Shares"), of Shore Bancshares, Inc. (the "Company") in accordance with the terms set forth in the Agreement for Non-Qualified Stock Option under the Company's 1998 Stock Option Plan.

                  In full payment for such exercise, please find enclosed

                  |_|      check in the amount of $____________

                  |_|      Shares having a Fair Market Value of $__________

                  |_| Options having an exercise price of $__________, to purchase ______ Shares having a Fair Market Value of $_________, resulting in a "spread" of $___________.

I authorize the Company/|_| direct the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

                                             Very truly yours,


                                             -----------------------------------

                                             -----------------------------------
                                                          Print Name





f5215.600

                                   APPENDIX C
                             SHORE BANCSHARES, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The purpose of this 1998 EMPLOYEE STOCK PURCHASE PLAN ("Plan") is to further the interests of SHORE BANCSHARES, INC., a Maryland corporation, and its subsidiaries (collectively referred to as the "Company") by providing eligible employees the opportunity to acquire an interest in the Company, and to provide additional means of attracting and retaining competent personnel.

     2. Administration. The Plan shall be administered by the Company's Executive Committee (the "Committee") which shall consist of the Executive
Committee (the "Committee"). Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Committee shall vote upon or decide any matter relating to himself or a member of his immediate family or to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan.

     3. Limitation on Aggregate Shares; Adjustments. The Company has reserved 10,000 shares of common stock, par value $.01 per share (the "Shares"), for issuance upon the exercise of options granted under the Plan. Unless otherwise authorized by the Board, options to purchase no more than 2,000 Shares may be granted under the Plan in any calendar year. If any option granted under the Plan shall terminate, be forfeited or expire unexercised, in whole or in part, the Shares so released from option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Committee. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

     4. Accelerated Exercise.

     (a) Anything in the Plan or in any Option Agreement or any option granted hereunder to the contrary notwithstanding, in the event of the commencement of a tender offer (other than by the Company) for any Shares of the Company, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company, or a merger, consolidation or share exchange pursuant to which the Shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Company (an "Extraordinary Event"), then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all options granted pursuant to the Plan shall immediately vest and become fully exercisable for the full number of Shares subject to any such option.

     (b) The accelerated exercise right pursuant to subsection (a) shall be effective on and at all times after the "Event Date" of the Extraordinary Event. The "Event Date" is the date of the commencement of a tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the day preceding the record date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

     (c) If in the case of an Extraordinary Event other than a tender offer, notice that is given by an optionee of the exercise of an option pursuant to this Section 4 prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of an option after the occurrence of an Extraordinary Event, the Company shall issue, on and as of the effective date of such exercise, all Shares with respect to which the option shall have been exercised.

     (d) If an optionee fails to exercise his or her option, in whole or in part, pursuant to this Section upon an Extraordinary Event, or if there shall be any capital reorganization or reclassification of the Shares, the Company shall take such action as may be necessary to enable each optionee to receive such options upon any subsequent exercise of his or her options, in whole or in part, in lieu of Shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such Shares.

     5. Participants; Grant of Options.

     (a) Each employee who, as of the end of each calendar year, has (i) completed 6 months of employment with the Company, (ii) who is customarily employed at least 20 hours or more per week, and (iii) who is not a "Highly Compensated Employee," shall be eligible to participate in the Plan ("Eligible Employee"). The Committee may grant to such Eligible Employees options to purchase Shares in such amounts as the Committee shall from time to time determine. All Eligible Employees shall have the same rights and privileges under the Plan, except that the amount of Shares which may be purchased pursuant to an Option Agreement shall bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, for the calendar year of Eligible Employees. For purposes of this Plan, "Highly Compensated Employees" is defined in Section 414(q) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall include Company employees who had compensation from the Company for the preceding year, in excess of $80,000, as adjusted pursuant to Section 414(q) of the Code. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

     (b) The granting of an option shall take place only when an appropriate written Option Agreement substantially in the form of Exhibit A attached hereto is executed by the Company and the optionee and delivered to the optionee. All options under the Plan shall be evidenced by such written Option Agreement between the Company and the optionee. Such Option Agreement shall contain such further terms and conditions, not inconsistent with the Plan, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

     (c) No Eligible Employee shall be granted an option under the Plan if, immediately after the option was granted, such Eligible Employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the

Company. For purposes of this subsection, stock ownership shall be determined under the ownership attribution rules of Section 424(d) of the Code, and all shares which the Eligible Employee may purchase under any options outstanding shall be treated as stock owned by the Eligible Employee.

     (d) No Eligible Employee shall be granted an option under the Plan which permits his or her right to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company to accrue at a rate which exceeds $25,000 of the fair market value of the stock (as determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this subsection. For purposes of this subsection, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year; (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of the fair market value of such stock (as determined at the time such option is granted ) for any one calendar year; and (iii) a right to purchase stock which has accrued under one option granted pursuant to the plan may not be carried over to any other option.

     (e) An option granted under this Plan shall not result in income upon the receipt of the shares subject to the option to the extent that the optionee (other than the optionee's estate where the optionee is deceased) does not dispose of the Shares (i) two years from and after the date the option is granted, and (ii) one year after the date the Shares are issued to the optionee. In the event of a disposition of Shares received upon exercise of an option where the disposition occurs within two years from the date the option is granted or one year from the receipt of the shares, the optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

     6. Option Price; Fair Market Value.

     (a) The price at which Shares may be purchased upon exercise of an Option shall be equal to 85 percent of the "Fair Market Value" (as hereinafter defined) on the date the option is granted.

     (b) The "Fair Market Value" per Share as of any particular date shall be the closing market price per Share on the trading day immediately preceding such date, as reported on the principal securities exchange or market on which the Shares are then listed or admitted to trading, or if not so reported, the average of the bid and asked prices on the trading date immediately preceding such date as reported by Nasdaq, or if not so reported, as determined by the Committee in good faith.

     7. Exercise Period. Each option granted under the Plan cannot be exercised after the expiration of 27 months from the date such option is granted.

     8. Limitation Upon Transfer of Options. No option shall be transferable by an optionee other than by will and the laws of descent and distribution. Options shall be exercisable only by the optionee during his or her lifetime and only in the manner set forth herein. Options may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of this provision, or upon the levy of any attachment or similar process upon such option or such rights, the option shall immediately lapse and become null and void.

     9. Termination and Forfeiture of Options. In the event of termination of an optionee of employment for cause, all unexercised options of the optionee shall immediately terminate. In the event of the termination of employment of an optionee for any other reason, except the death or disability of the optionee, all unexercised options of the optionee will terminate, be forfeited and will lapse, provided that the optionee, within three months after the optionee's termination of employment with the Company, may exercise the option to purchase that number of Shares that were purchasable by the optionee at the time of his or her termination of employment.

     10. Death or Disability of Optionee. In the event of the death of an optionee, or if an optionee's employment is terminated because of permanent and total disability, the option may be exercised by the personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the optionee, or by the disabled optionee, as the case may be, within three months after the death of the optionee or termination of his or her employment, as the case may be, to purchase that number of Shares that were purchasable by the optionee at the time of his or her death or disability.

     11. Leaves of Absences. The Committee shall determine such rules, regulations, and determinations as it deems appropriate with respect to leaves of absences taken by any optionee. Without limiting the generality of the foregoing, the Committee shall determine whether any such leave of absence shall constitute a termination of employment or eligibility for purposes of the Plan.

     12. Method of Exercise. To exercise an option, the optionee (or his or her successor) shall give written notice to the Company's Secretary at the Company's principal place of business accompanied by full payment for the Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution; however, this statement will not be required in the event the Shares subject to the option are registered under the Securities Act of 1933, as amended. If the option is exercised by the successor of an optionee following his or her death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise such deceased optionee's option.

     13. Manner of Payment. An optionee may pay the exercise price for the Shares being purchased either (i) in cash or by check made payable to the order of the Company, (ii) with Shares of the Company, to the extent of their the Fair Market Value on the date of exercise, (iii) by surrender to the Company of options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and
(iii) above. The Company shall have the right, and the optionee may require the Company, to withhold and deduct from the number of Shares deliverable upon the exercise of any options hereunder a number of Shares having an aggregate Fair Market Value equal to the amount of any taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

     14. Share Certificates. Certificates representing Shares issued pursuant to the Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."

     The Company shall not be required to transfer or deliver any certificate or certificates for Shares purchased upon any exercise of an option: (i) until after compliance with all then applicable requirements of law; and (ii) prior to admission of such Shares to listing on any stock exchange on which the Company's outstanding Shares may then be listed. In no event shall the Company be required to issue fractional Shares to an optionee.

     15. Registration. If the Company shall be advised by its counsel that Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the Shares by the Company may be deferred until registration is effected or consent obtained.

     16. Issuance of Shares. No Shares will be issued until full payment for such Shares has been made. An optionee shall have no rights as a shareholder with respect to optioned Shares until the date the option shall have been properly exercised and all conditions to the exercise of the option and purchase of Shares shall have been complied with in all respects to the satisfaction of the Company. No adjustment shall be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such option is exercised, except as otherwise provided herein.

     17. Amendments and Termination. The Board may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the holder of any option granted hereunder, alter or impair such option.

     18. Period of Plan. The Plan has been adopted by the Board of the Company on March 3, 1998 subject to approval of the Plan by the stockholders of the Company within 12 months of the date the Plan was adopted. The stockholders of the Company approved the Plan on, and the effective date of the Plan is, April 21, 1998.

                                        5
f5214.600

                        EMPLOYEE STOCK PURCHASE AGREEMENT
                                    under the
                             SHORE BANCSHARES, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

     THIS  AGREEMENT  is made this  ____________________,  ____,  by and between
Shore   Bancshares,   Inc.,  a  Maryland   corporation  (the   "Company"),   and
___________________________ (the "Optionee").

     WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.01 per share ("Shares"), pursuant to the terms and conditions of the Company's 1998 Employee Stock Purchase Plan (the "Plan"), to provide an incentive for the Optionee and to promote the interests of the Company.

     NOW, THEREFORE, it is agreed as follows:

     1. Grant of Option. The Company hereby grants to the Optionee an option to purchase from the Company ________________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire 27 months from the date hereof.

     2. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

                                                                     Exercise
         Exercise Date               No. of Shares              Price Per Share





in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Board. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

     3. Accelerated Exercise. In the event of an Extraordinary Event (as defined in the Plan) involving the Company, then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all Option Shares granted hereunder shall immediately vest and become fully exercisable for the full number of Shares subject to such option on and at all times after the "Event Date" (as defined in the Plan) of the Extraordinary Event, in accordance with the terms and conditions described in the Plan.

     4. Exercise Periods. In the event of termination of employment of the Optionee for cause, all unexercised options shall immediately lapse and be forfeited. In the event of the death or disability of the Optionee, or in the event of termination of his or her employment other than for cause, the Plan permits certain extended exercise periods.

     5. Method of Exercise. In order to exercise the Option Shares granted hereunder, the Optionee must give written notice to the Secretary of the Company at the Company's principal place of business, substantially in the form of
Exhibit 1 hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

     6. Manner of Payment. An Optionee may pay the exercise price for Option Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent of their Fair Market Value on the date of exercise, (iii) by surrender to the Company of Options to purchase Shares, to the extent of the difference between the exercise price of such Options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

     7. Limitation upon Transfer. This option may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. This option is exercisable only by the Optionee during his or her lifetime, and only in the manner set forth herein. Upon any attempt to transfer this option, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

     8. Employee Stock Purchase Plan. This option is intended to be treated as an option to purchase shares under an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

     9. Disposition of Shares. In the event of a disposition of the Option Shares received hereunder where the disposition occurs within two years after the date hereof or one year after the receipt of the shares, the Optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

     10. Plan; Applicable Law. This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of laws.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                   SHORE BANCSHARES, INC.


______________________________            By:_____________________________(SEAL)


WITNESS:                                  OPTIONEE:


______________________________            ________________________________(SEAL)

f5214.600

                                                                       EXHIBIT 1


                                            Date:_____________________

Corporate Secretary
SHORE BANCSHARES, INC.

To the Secretary:

                  I hereby exercise my option to purchase ______________ shares of common stock, par value $.01 per share ("Shares"), of Shore Bancshares, Inc. (the "Company") in accordance with the terms set forth in the Incentive Stock Option Agreement under the Company's 1998 Employee Stock Purchase Plan.

                  In full payment for such exercise, please find enclosed

                  |_|      check in the amount of $____________

                  |_|      Shares having a Fair Market Value of $__________

                  |_| Options having an exercise price of $__________, to purchase ______ Shares having a Fair Market Value of $_________, resulting in a "spread" of $___________.

I authorize the Company/|_| direct the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

                                             Very truly yours,


                                             -----------------------------------

                                             -----------------------------------
                                                        Print Name





f5214.600